Exhibit 99.1

MoviePass Leverages its Power at the Box Office

Contributing Significantly to a Record-Setting Domestic Box Office for the First Half of 2018

Strong Partner to Distributors, Studios, and Brands, MoviePass Boosts Revenue & Deals

NEW YORK, NY – August 1, 2018 – MoviePass™, the nation’s premier movie theater subscription service and a majority-owned subsidiary of Helios and Matheson Analytics Inc. (Nasdaq: HMNY) (“Helios”), announced a series of performance metrics for 2018 Spring & Early Summer Independent Distributor & Major Studio releases.

MoviePass continues to prove that it is a strong partner to movie studios and distributors in their strategy to reach and influence audiences to select their films over others. Not only do its subscribers go to the movies more often than non-subscribers and during periods (Opening Weekend) critical to studios’ and distributors’ success (National Research Group, March 2018 Study indicates that MoviePass subscribers on average saw 6 more movies in the past 6 months than non-subscribers; and twice as likely to attend movies on Opening Weekend than non-subscribers), but they are also more readily influenced by recommendations and more willing to make them, making them an invaluable audience to studios and distributors.

The National Research Group study indicates:

●	49% of MoviePass subscribers are seeing movies they wouldn’t normally see in theaters

●	47% of MoviePass subscribers are recommending more movies to friends

●	70% of MoviePass subscribers state that they somewhat or strongly agree that they are still more likely to see a film despite a low Rotten Tomatoes score.

MoviePass’ combination of experiential, field, e-mail, and social media marketing, and/or its in-app marketing and placements impact the specific films subscribers are more likely to see, which drives meaningful incremental revenue to both distribution and exhibition. To illustrate, MoviePass has released the following:

Titles, Distributors, and Studios Impacted by Experiential, Field, Direct-to-Subscriber, Social Media, and/or In-App Marketing:

– For Lionsgate’s Blindspotting, MoviePass contributed 22.7% of its Opening Weekend Domestic Box Office, and 24.7% through the first Tuesday following its release (37.6% Domestic Box Office Contribution on Monday, 30.8% Domestic Box Office Contribution on Tuesday) that included advance member screenings.

– MoviePass ticket purchases accounted for approximately 12% of the entire theatrical run for Magnolia Pictures’ runaway documentary hit RBG. MoviePass-supported screens saw Opening Weekend Per Screen Averages (PSAs) of $14,516. Meanwhile, theaters not available to MoviePass subscribers saw an average PSA of $10,503 – representing a 38.2% lift.

– For Roadside Attractions’/30West’s Beast, MoviePass-supported and eticketing screens grossed 54.7% higher than theaters which MoviePass does not support.

– MoviePass ticket purchases represented 16.8% of Thursday night previews for Paramount’s Book Club.

– During the July 4th holiday week, MoviePass accounted for over 5% of Universal Pictures’ First Purge, a 3,000+ screen wide release. MoviePass purchased in excess of 150,000 tickets.

– For Gunpowder & Sky’s Sundance favorite, Hearts Beat Loud, MoviePass represented 40% of the film’s box office take in its first full week of its theatrical release in New York and Los Angeles. It has accounted for over 26% of the picture’s total Domestic Box Office to date.

– For Warner Bros.’ Tag, which MoviePass promoted in-app, its purchases represented 13% of the film’s Opening Weekend Domestic Box Office.

MoviePass’ VP of Business Development, Khalid Itum, stated “We are also beginning to see the benefits of our acquisition and integration of Moviefone.com into the MoviePass family, with new revenues being generated from studios and brands.”

Itum also noted that in addition to the active impact MoviePass is having on independent titles, and on titles from major studios when retained by the distributors to market those titles, that it is also having a significant passive impact on moviegoing.

MoviePass had previously released multiple figures supporting that passive impact on independent distribution, but today released its percentage of users who attended multiple major Box Office films against the percentage of the U.S. movie-going population who attended those same films.

The results are dramatic:

	MoviePass Users %	U.S. MovieGoing Population %
Ocean’s 8 (Warner Bros.)	30.8%	4.9%
Game Night (Warner Bros.)	25.4%	2.7%
Blockers (Universal Pictures)	17.7%	2.3%
Hereditary (A24)	12.8%	1.6%

“Through our one short year of incredible growth, we’ve learned a few key points about the film Industry,” said Mitch Lowe CEO of MoviePass. “We are able to create immense value with our film partners by driving traffic to their films and effectively increasing the valuation of their films on the back-end deals they create. Not only do we want to provide an amazing deal for our subscribers but we also want to be a positive force in Hollywood.”

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“It is incredible to see the power MoviePass has achieved with its subscriber base in eleven months,” said Ted Farnsworth Chairman and CEO of Helios and Matheson Analytics. “MoviePass is one of the top contributors to the film industry without owning a single theater.”

About Helios and Matheson Analytics

Helios and Matheson Analytics Inc. (Nasdaq:HMNY) (“Helios”) is a provider of information technology services and solutions, offering a range of technology platforms focusing on big data, artificial intelligence, business intelligence, social listening, and consumer-centric technology. Helios currently owns approximately 92% of the outstanding shares (excluding options and warrants) of MoviePass Inc., the nation’s premier movie-theater subscription service. Helios’ holdings include RedZone Map™, a safety and navigation app for iOS and Android users, and a community-based ecosystem that features a socially empowered safety map app that enhances mobile GPS navigation using advanced proprietary technology. Helios is headquartered in New York, NY and listed on the Nasdaq Capital Market under the symbol HMNY. For more information, visit us at www.hmny.com.

About MoviePass Inc.

MoviePass Inc. (“MoviePass”) is a marketing technology platform enhancing the exploration of film and the moviegoing experience. As the nation’s premier movie-theater subscription service, MoviePass provides film enthusiasts the ability to attend select new movies in theaters. The service, now accepted at more than 91% of theaters across the United States, is the nation’s largest theater network. Visit us at moviepass.com.

Cautionary Statement on Forward-looking Information

Certain statements in this communication contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 or under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”) that may not be based on historical fact, but instead relate to future events, including without limitation statements containing the words “believe”, “may”, “plan”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “expect” and similar expressions. All statements other than statements of historical fact included in this communication are forward-looking statements.

Such forward-looking statements are based on a number of assumptions. Although Helios’ management believes that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments (including, without limitation, the ability of MoviePass to benefit from its acquisition and integration of Moviefone.com, and create immense value with film partners) may differ significantly from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects. Risk factors and other material information concerning Helios and MoviePass are described in Helios’ Annual Report on Form 10-K for the fiscal year ended December 31, 2017, its quarterly report on Form 10-Q for the quarter ended March 31, 2018 and other filings, including subsequent current and periodic reports, information statements and registration statements filed with the U.S. Securities and Exchange Commission. You are cautioned to review such reports and other filings at www.sec.gov.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on Helios’ current expectations and Helios does not undertake an obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

CONTACTS

HMNY Contact:
The Pollack PR Marketing Group
Stephanie Goldman/Mark Havenner, 310-556-4443
sgoldman@ppmgcorp.com / mhavenner@ppmgcorp.com
or
MoviePass Contact:
LaunchSquad for MoviePass
Gavin Skillman, 212-564-3665
moviepass@launchsquad.com

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